UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
  ________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K
  ________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2020

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)
  ________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

_________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

Due to the emerging public health impact of COVID-19 and to support the health and well-being of our partners and stockholders, on April 6, 2020, the Board of Directors of HireQuest, Inc. (the “Company”) rescheduled the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”). The 2020 Annual Meeting will now occur June 15, 2020 at 2:00 p.m., Eastern Time, at the Company’s corporate headquarters located at 111 Springhall Drive, Goose Creek, SC 29445. In an effort to promote social distancing, all stockholders and other constituents will be able to and are encouraged to attend the 2020 Annual Meeting virtually. Directions for accessing, participating in, and voting at the 2020 Annual Meeting virtually will be contained in the Company’s proxy materials.

The Company’s stockholders of record as of the close of business on April 24, 2020 shall be entitled to notice of and to vote at the 2020 Annual Meeting.

To be properly brought before and voted upon at the 2020 Annual Meeting, all stockholder proposals, including proposals for director nominees, must be received by the Company’s Secretary, John D. McAnnar, by the close of business on April 17, 2020, and must comply otherwise with the requirements of Section 2.4 of the Company’s bylaws. In addition, for stockholder proposals to be included in the Company’s proxy materials for the 2020 Annual Meeting, such proposals must be received by the close of business on April 17, 2020, which the Company has determined to be a reasonable amount of time before it begins to print and mail its proxy materials, and otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Any stockholder proposals should be sent to HireQuest, Inc., Attn: John D. McAnnar, 111 Springhall Drive, Goose Creek, SC 29445.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: April 7, 2020	/s/ John McAnnar
John McAnnar
Vice President, Corporate Secretary, and General Counsel